EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


     In connection with the quarterly report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the quarter ended June 30, 2004, Dennis P. Gauger hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The quarterly report fully complies with the requirements of Section 13(a) or of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the quarterly report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


Date: August 16, 2004

/s/ Dennis P. Gauger
-----------------------
Dennis P. Gauger
Chief Financial Officer
(Principal Financial and Accounting Officer)

                                       -1-